Exhibit 99.1

The ServiceMaster Company

Unaudited Pro Forma Financial Statements

Overview

On January 14, 2014, ServiceMaster Global Holdings, Inc. (“Holdings”), the indirect parent corporation of The ServiceMaster Company, LLC (“ServiceMaster”), completed the previously announced separation transaction (the “Transaction”) resulting in the spin-off of the assets and certain liabilities of the business that comprises the lawn, tree and shrub care services previously conducted by ServiceMaster primarily under the TruGreen brand name (collectively, the “TruGreen Business”) through a tax-free, pro rata dividend to the stockholders of Holdings.  As a result of the completion of the Transaction, TruGreen Holding Corporation (“New TruGreen”) will operate the TruGreen Business as a private independent company.

Basis of Presentation

The unaudited pro forma consolidated statements of operations for the fiscal years ended December 31, 2012, 2011 and 2010 give effect to the Transaction and have been derived from the audited consolidated financial statements and notes thereto included in ServiceMaster’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012 that has been filed with the Securities and Exchange Commission (“SEC”). The unaudited pro forma consolidated statement of operations for the nine months ended September 30, 2013 and the unaudited pro forma consolidated statement of financial position as of September 30, 2013 give effect to the Transaction and have been derived from the unaudited consolidated financial statements and notes thereto included in ServiceMaster’s Form 10-Q for the nine months ended September 30, 2013 that has been filed with the SEC. The unaudited pro forma consolidated financial statements are based upon available information and assumptions that ServiceMaster believes are reasonable.

The unaudited pro forma consolidated financial statements are provided for informational purposes only and do not purport to project the future financial position or operating results of ServiceMaster.  In accordance with pro forma rules, the pro forma unaudited consolidated statements of operations have been prepared as if the Transaction occurred on January 1, 2010, and the pro forma unaudited consolidated statements of financial position have been prepared as if the Transaction occurred on September 30, 2013. The unaudited pro forma consolidated financial statements, including the notes thereto, should be read in conjunction with ServiceMaster’s audited consolidated financial statements and notes thereto included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2012 and ServiceMaster’s unaudited consolidated financial statements and notes thereto included in its Form 10-Q for the nine months ended September 30, 2013 that have been filed with the SEC.

The unaudited pro forma consolidated financial statements give effect to the following:

•                  the elimination of the TruGreen segment;

•                  the removal of non-recurring Transaction costs of $7.8 million; and

•                  a $35 million cash contribution from ServiceMaster to New TruGreen

ServiceMaster historically incurred the cost of certain corporate-level activities which it performed on behalf of the TruGreen Business. Such corporate costs include: accounting and finance, legal, human resources, information technology, insurance, operations, real estate, tax services and other costs. These costs will be transitioned to New TruGreen through a combination of (1) immediate transfers of certain activities to New TruGreen and (2) payments to ServiceMaster by New TruGreen under transition services agreements. ServiceMaster expects an approximate $25 million reduction in annual costs associated with the transition of these activities to New TruGreen. The adjustments presented in these unaudited pro forma consolidated financial statements do not include the impact of these reduced costs.

THE SERVICEMASTER COMPANY

Unaudited Pro Forma Consolidated Statements of Operations

(In thousands)

	Nine Months Ended September 30, 2013
	As Reported	Adjustments for TruGreen(A)	Pro Forma
Operating Revenue	$2,475,591	$715,499	$1,760,092

Operating Costs and Expenses:
Cost of services rendered and products sold	1,459,288	535,656	923,632
Selling and administrative expenses	715,639	189,670	525,969
Amortization expense	41,663	3,516	38,147
Goodwill and trade name impairment	673,253	673,253	—
Restructuring charges	9,331	5,615	3,716
Total operating costs and expenses	2,899,174	1,407,710	1,491,464

Operating (Loss) Income	(423,583)	(692,211)	268,628

Non-operating Expense (Income):
Interest expense	187,034	1,432	185,602
Interest and net investment income	(6,528)	(418)	(6,110)
Loss on extinguishment of debt	—	—	—
Other expense	435	—	435

(Loss) Income from Continuing Operations before Income Taxes	(604,524)	(693,225)	88,701
(Benefit) provision for income taxes	(118,110)	(156,336)	38,226
Equity in losses of joint venture	(164)	—	(164)
(Loss) Income from Continuing Operations	$(486,578)	$(536,889)	$50,311

Note A: Adjustments reflect results of operations of the TruGreen Business and the elimination of non-recurring costs of $7.8 million, which were directly related to the Transaction. Tax effects were calculated as the difference in ServiceMaster’s previously reported tax provision compared to the computation of ServiceMaster’s tax provision excluding the TruGreen Business.

THE SERVICEMASTER COMPANY

Unaudited Pro Forma Consolidated Statements of Operations

(In thousands)

	Year Ended December 31, 2012
	As Reported	Adjustments for TruGreen(A)	Pro Forma
Operating Revenue	$3,193,281	$979,081	$2,214,200

Operating Costs and Expenses:
Cost of services rendered and products sold	1,861,669	665,779	1,195,890
Selling and administrative expenses	872,026	195,118	676,908
Amortization expense	65,298	6,775	58,523
Goodwill and trade name impairment	908,873	908,873	—
Restructuring charges	18,177	3,241	14,936
Total operating costs and expenses	3,726,043	1,779,786	1,946,257

Operating (Loss) Income	(532,762)	(800,705)	267,943

Non-operating Expense (Income):
Interest expense	246,284	1,763	244,521
Interest and net investment income	(7,845)	(435)	(7,410)
Loss on extinguishment of debt	55,554	—	55,554
Other expense	622	—	622

Loss from Continuing Operations before Income Taxes	(827,377)	(802,033)	(25,344)
Benefit for income taxes	(114,260)	(106,628)	(7,632)
Equity in losses of joint venture	(226)	—	(226)
Loss from Continuing Operations	$(713,343)	$(695,405)	$(17,938)

Note A: Adjustments reflect results of operations of the TruGreen Business. Tax effects were calculated as the difference in ServiceMaster’s previously reported tax provision compared to the computation of ServiceMaster’s tax provision excluding the TruGreen Business.

THE SERVICEMASTER COMPANY

Unaudited Pro Forma Consolidated Statements of Operations

(In thousands)

	Year Ended December 31, 2011
	As Reported	Adjustments for TruGreen(A)	Pro Forma
Operating Revenue	$3,205,872	$1,100,741	$2,105,131

Operating Costs and Expenses:
Cost of services rendered and products sold	1,813,706	689,219	1,124,487
Selling and administrative expenses	880,492	232,611	647,881
Amortization expense	91,352	7,897	83,455
Goodwill and trade name impairment	36,700	36,700	—
Restructuring charges	8,162	1,115	7,047
Total operating costs and expenses	2,830,412	967,542	1,862,870

Operating Income	375,460	133,199	242,261

Non-operating Expense (Income):
Interest expense	273,123	856	272,267
Interest and net investment income	(10,886)	16	(10,902)
Loss on extinguishment of debt	774	—	774
Other expense	700	—	700

Income (Loss) from Continuing Operations before Income Taxes	111,749	132,327	(20,578)
Provision (benefit) for income taxes	43,912	52,287	(8,375)
Equity in losses of joint venture	—	—	—
Income (Loss) from Continuing Operations	$67,837	$80,040	$(12,203)

Note A: Adjustments reflect results of operations of the TruGreen Business. Tax effects were calculated as the difference in ServiceMaster’s previously reported tax provision compared to the computation of ServiceMaster’s tax provision excluding the TruGreen Business.

THE SERVICEMASTER COMPANY

Unaudited Pro Forma Consolidated Statements of Operations

(In thousands)

	Year Ended December 31, 2010
	As Reported	Adjustments for TruGreen(A)	Pro Forma
Operating Revenue	$3,127,394	$1,096,667	$2,030,727

Operating Costs and Expenses:
Cost of services rendered and products sold	1,777,304	681,976	1,095,328
Selling and administrative expenses	895,950	253,374	642,576
Amortization expense	136,000	39,736	96,264
Goodwill and trade name impairment	—	—	—
Restructuring charges	11,448	6,922	4,526
Total operating costs and expenses	2,820,702	982,008	1,838,694

Operating (Loss) Income	306,692	114,659	192,033

Non-operating Expense (Income):
Interest expense	286,933	329	286,604
Interest and net investment income	(9,358)	(392)	(8,966)
Loss on extinguishment of debt	—	—	—
Other expense	733	—	733

Income (Loss) from Continuing Operations before Income Taxes	28,384	114,722	(86,338)
Provision (benefit) for income taxes	10,945	45,717	(34,772)
Equity in losses of joint venture	—	—	—
Income (Loss) from Continuing Operations	$17,439	$69,005	$(51,566)

Note A: Adjustments reflect results of operations of the TruGreen Business. Tax effects were calculated as the difference in ServiceMaster’s previously reported tax provision compared to the computation of ServiceMaster’s tax provision excluding the TruGreen Business.

THE SERVICEMASTER COMPANY

Unaudited Pro Forma Consolidated Statement of Financial Position

(In thousands, except share data)

	As of September 30, 2013
		Adjustments
	As Reported	for TruGreen (A)	Pro Forma
Assets:
Current Assets:
Cash and cash equivalents	$358,506	$46,400	$312,106
Marketable securities	39,199	—	39,199
Receivables, net	499,504	73,061	426,443
Inventories	58,263	18,460	39,803
Prepaid expenses and other assets	75,698	19,157	56,541
Deferred customer acquisition costs	46,154	12,827	33,327
Deferred taxes	102,476	3,060	99,416
Total Current Assets	1,179,800	172,965	1,006,835
Property and Equipment:
At cost	721,802	351,153	370,649
Less: accumulated depreciation	(353,960)	(160,894)	(193,066)
Net Property and Equipment	367,842	190,259	177,583
Other Assets:
Goodwill	2,015,489	—	2,015,489
Intangible assets, primarily trade names, service marks and trademarks, net	2,082,100	356,255	1,725,845
Notes receivable	35,960	10	35,950
Long-term marketable securities	127,452	—	127,452
Other assets	46,851	15,399	31,452
Debt issuance costs	43,057	—	43,057
Total Assets	$5,898,551	$734,888	$5,163,663

Liabilities and Shareholder’s Equity (Deficit):
Current Liabilities:
Accounts payable	$126,881	$29,419	$97,462
Accrued liabilities:
Payroll and related expenses	80,610	9,774	70,836
Self-insured claims and related expenses	97,705	7,206	90,499
Accrued interest payable	19,224	—	19,224
Other	61,883	8,142	53,741
Deferred revenue	514,305	61,093	453,212
Liabilities of discontinued operations	1,220	—	1,220
Current portion of long-term debt	60,067	12,575	47,492
Total Current Liabilities	961,895	128,209	833,686
Long-Term Debt	3,907,930	38,543	3,869,387
Other Long-Term Liabilities:
Deferred taxes	803,370	111,461	691,909
Other long-term obligations, primarily self-insured claims	153,973	15,619	138,354
Total Other Long-Term Liabilities	957,343	127,080	830,263
Commitments and Contingencies
Shareholder’s Equity (Deficit):
Common stock $0.01 par value, authorized 1,000 shares; issued 1,000 shares	—	—	—
Additional paid-in capital	1,475,141	—	1,475,141
Retained (deficit) earnings	(1,411,358)	437,921	(1,849,279)
Accumulated other comprehensive income	7,600	3,135	4,465
Total Shareholder’s Equity (Deficit)	71,383	441,056	(369,673)
Total Liabilities and Shareholder’s Equity (Deficit)	$5,898,551	$734,888	$5,163,663

Note A: Adjustments reflect the assets, liabilities and equity of the TruGreen Business and the $35 million cash contribution from ServiceMaster to New TruGreen.